UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 22, 2004

                         Commission File Number: 1-11008

                         CATALINA MARKETING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                   Delaware                                     33-0499007
        (State or Other Jurisdiction of                      (I.R.S. Employer
         Incorporation or Organization)                   Identification Number)

200 Carillon Parkway, St. Petersburg, Florida                   33716-2325
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (727) 579-5000
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Item 7. Financial Statements and Exhibits

      (c) Exhibit 99.1 - Press Release

Item 12. Disclosure of Results of Operations and Financial Condition

      The following disclosure is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K. On January 22, 2004, Catalina Marketing Corporation issued a press release announcing certain financial and operating metrics for the three-month and nine-month periods ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is being furnished, and not filed or incorporated by reference into any other statement or report of the Company, under Item 12 to this Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant's behalf.

      January 23, 2004                    CATALINA MARKETING CORPORATION
                                          ------------------------------
                                          (Registrant)

                                                /s/ Christopher W. Wolf
                                          --------------------------------------
                                          Christopher W. Wolf
                                          Executive Vice President and Chief
                                          Financial Officer
                                          (Authorized officer of Registrant and
                                          principal financial officer)

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Exhibit Index

Exhibit Number                                  Description
--------------               ---------------------------------------------------
    99.1                     Press Release